SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2021
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SKYDECK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)
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Cayman Islands	001-40422	98-1583722
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Dyer Street, 2nd Floor Providence, Rhode Island	02903
(Address of principal executive offices)	(Zip Code)

(401) 854-4567

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	SKYAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	SKYA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SKYAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On May 18, 2021, the Registration Statement on Form S-1 (File No. 333-254347) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Skydeck Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On May 21, 2021, the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment as described in the Registration Statement and related prospectus supplement. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

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an Underwriting Agreement, dated May 18, 2021, between the Company, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company;

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a Private Placement Warrants Purchase Agreement, dated May 18, 2021, between the Company and Skydeck Management LLC (the “Sponsor”), pursuant to which the Sponsor purchased 4,666,667 private placement warrants, each exercisable to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, at a price of $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

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a Warrant Agreement, dated May 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; a provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the Warrant Agreement;

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an Investment Management Trust Agreement, dated May 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

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a Registration and Shareholder Rights Agreement, dated May 18, 2021, among the Company, the Sponsor and the holders from time to time party thereto, which provides for customary demand and piggy-back registration rights for the Sponsor, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon and following consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

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Letter Agreement, dated May 18, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

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a Forward Purchase Agreement, dated May 18, 2021, by and between the Company and the Sponsor, providing for the purchase of $300,000,000 of committed forward purchase units, with each unit consisting of one Class A Ordinary Share and one-third of one Public Warrant to purchase one Class A Ordinary

Share at $11.50 per share, for a purchase price of $10.00 per unit, in a private placement to occur concurrently with the Closing of the Company’s initial business combination; and
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Indemnity agreements, each dated May 18, 2021, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits.

Item 3.02.Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 4,666,667 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $7,000,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.Amendments to Memorandum and Articles of Association.

On May 18, 2021, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of May 18, 2021, between the Company, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated as of May 18, 2021, between the Company and Continental Stock Transfer & Trust Company
10.1	Investment Management Trust Account Agreement, dated as of May 18, 2021, between the Company and Continental Stock Transfer & Trust Company
10.2	Registration and Shareholder Rights Agreement, dated as of May 18, 2021, between the Company, the Sponsor and the holders from time to time party thereto
10.3	Private Placement Warrants Purchase Agreement, dated as of May 18, 2021, between the Company and the Sponsor
10.4	Letter Agreement, dated as of May 18, 2021, among the Company, the Sponsor and the Company’s officers and directors
10.5	Forward Purchase Agreement, dated as of May 18, 2021, between the Company and the Sponsor
10.6	Indemnity Agreement, dated as of May 18, 2021, between the Company and Paul J. Salem
10.7	Indemnity Agreement, dated as of May 18, 2021, between the Company and Martin J. Mannion
10.8	Indemnity Agreement, dated as of May 18, 2021, between the Company and Christopher S. Satti
10.9	Indemnity Agreement, dated as of May 18, 2021, between the Company and Fredric A. Flaxman
10.10	Indemnity Agreement, dated as of May 18, 2021, between the Company and William D. Jenkins, Jr.
10.11	Indemnity Agreement, dated as of May 18, 2021, between the Company and Janet L. Rollé
10.12	Indemnity Agreement, dated as of May 18, 2021, between the Company and William J. Teuber, Jr.
10.13	Indemnity Agreement, dated as of May 18, 2021, between the Company and Eileen J. Voynick

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2021	SKYDECK ACQUISITION CORP.

	By:	/s/ Martin J. Mannion
	Name:	Martin J. Mannion
	Title:	Chief Executive Officer and Director

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